--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                           Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------
                                February 28, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
* Despite the summer's financial market turmoil, both large-cap stocks and tax-free bonds fared well over the past six and 12 months.
* The fund's solid returns exceeded the Lipper Balanced Funds Average and its combined index benchmark for both periods.
* In the bond portfolio, we increased our modest exposure to high-yield municipal bonds; in equities, we focused on quality growth stocks in technology, financial services, and health care.
* Municipal bonds and quality growth stocks remain attractive, particularly given our outlook for a slowing economy and more modest equity returns.
* At year-end 1998, the fund made no capital gains distribution, which minimizes shareholders' tax burden. The fund was 99% tax-efficient.

================================================================================
FELLOW SHAREHOLDERS
--------------------------------------------------------------------------------

     Stocks and bonds were volatile during the fiscal year ended February 28, but ultimately proved rewarding for those who held on. Large-cap growth stocks, which your fund favors, delivered double-digit returns yet again. Municipal bonds provided mainly coupon income, but at a very attractive level compared with taxable alternatives. Over the past 6- and 12-month periods, and since inception, the fund has outperformed both its peer group average and its combined index benchmark.

================================================================================
MARKET ENVIRONMENT
--------------------------------------------------------------------------------

     The past year was one of extremes. Extreme optimism pushed U.S. stocks to record highs in mid-July. Extreme pessimism as summer ended contributed to the first near 20% correction in major U.S. indices of the eight-year bull market, and produced a true bear market for small-cap stocks. The Russell 2000 Index of smaller companies fell nearly 37% peak to trough, its worst decline in 25 years. Russia's debt default in August created havoc in many markets and caused a global liquidity crisis that contributed to a flight to U.S. Treasuries. In response to the credit crunch, the Federal Reserve cut interest rates three times last fall to cushion the domestic economy from weakness abroad and restore investor confidence.

     [Line chart compares yields on 30-year AAA GO munis, 5-year AAA GOs, and 1-year MIG1 Note from 2/98 through 2/99]

     Yields on 30-year Treasuries fell to a record low of 4.72% in October from 5.92% in February 1998. Municipal bonds fared well amid the turmoil--yields fell, but the decline was more muted as long-term rates dropped from 5.08% to 4.64% over the same period. As a result, municipal yields approached parity with Treasury yields among longer maturities, an unusual event in a year when major tax reform was not under discussion.

     Bond yields and stock prices bounced back as the global financial crisis eased and the U.S. economy remained remarkably strong. By November, most global equity markets were back in full rally mode, and U.S. blue chips hit new highs before Thanksgiving. Fear gave way once again to optimism, as on-line traders whipped up a speculative frenzy over Internet stocks. The trend continued into 1999 as news of robust fourth quarter GDP growth (6.1%) supported stocks but helped fuel a further rise in interest rates. Long-term Treasury yields ended February nearly a full percentage point above their October lows and about a half-point above their year-end level. Municipal yields also rose but, again, not as much as Treasury yields, and the difference, or spread, between the two began to widen to a more normal level. Interest rates on most municipal securities ended virtually unchanged from February 1998 except among short-term issues, as shown in the chart on page 1.

================================================================================
PERFORMANCE AND STRATEGY REVIEW
--------------------------------------------------------------------------------

    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 2/28/99              6 Months        12 Months
    ---------------------              --------        ---------
    Tax-Efficient Balanced Fund         17.79%          14.45%

    Lipper Balanced Funds Average*      14.47            6.96
    Combined Index Portfolio**          15.90            12.67

--------------------------------------------------------------------------------
* The fund's peer group benchmark was previously the Lipper Balanced Fund Index, which gained 15.34% and 8.98% for the past six and 12 months, respectively.
** An unmanaged portfolio of 48% stocks (S&P 500 Stock Index) and 52% bonds (Lehman Municipal Bond Index).

================================================================================

     Beginning with this report, your fund is changing its peer group from the Lipper Balanced Fund Index to the Lipper Balanced Funds Average. We believe the average is a more accurate gauge of our competition, since the index consists only of the 30 largest funds in the category.

     Your fund outperformed both peer groups over the past six months and significantly outpaced both over the past year. The typical balanced fund invests 60% in stocks and 40% in a mix of taxable (primarily corporate) bonds, whereas our investment program mandates that we keep at least 50% of our assets in tax-free bonds, which generally performed better than corporates during the fiscal year.

     Our results over the past year were particularly pleasing given the higher equity exposure of the typical balanced fund. Your fund also outperformed the Combined Index Portfolio, which is more reflective of our asset mix and investment style, over both periods. At the end of February our allocation was 48% equities and 52% tax-free securities (including cash reserves held in tax-free money market investments). The fund has exceeded the returns of both Lipper peer groups and the composite benchmark since inception on June 30, 1997, driven by strong performance from both the stock and bond portions of the fund. In that 20-month period, the fund has returned 31.57% cumulatively, compared with 27.91% for the combined index, 23.35% for the Lipper Balanced Fund Index, and 21.18% for the Lipper Balanced Funds Average.

==============================
     IN  GENERAL,  WE  DO  NOT
MAKE   SHIFTS   IN   PORTFOLIO
POSITIONS   THAT   RESULT   IN
TAXABLE    EVENTS    SUCH   AS
REALIZING CAPITAL GAINS.
==============================

     The fixed income segment of the fund performed well over the past 6- and 12-month periods. We kept duration long for most of the past fiscal year, which benefited performance as rates fell in the summer and early fall. (Duration is a measure of a bond portfolio's sensitivity to interest rates. For example, a portfolio with a duration of eight years would fall or rise about 8% in value as a result of a one-percentage-point rise or fall in interest rates.) More recently, we have modestly increased cash reserves and purchased higher-yielding, shorter-duration bonds, which has caused the fund's duration to drop from 8.8 years to about 8 years. In general, we do not make shifts in portfolio positions that result in taxable events such as realizing capital gains. The recent purchases allowed us to improve the diversification of the portfolio--we now own 56 holdings, an increase of almost 30% since a year ago. Our emphasis remains on owning noncallable bonds, which perform well over a range of interest rate scenarios. In terms of sector diversification, we reduced the fund's exposure to hospital bonds, as hospital operating margins are eroding, and increased exposure to local general obligation bonds that have benefited from robust tax collections and strong fiscal health.

     The fund now holds its maximum allocation of below-investment-grade bonds (10% of the bond portfolio). As credit quality spreads (the yield advantage of lower-quality bonds over higher-quality bonds) widened during last fall's credit crunch, we saw good values and an opportunity to increase the portfolio's yield. As always, we are moving cautiously and diversifying our holdings in the high-yield sector.

     Though the equity portfolio has a 6% position in smaller and mid-cap companies, our largest holdings continued to be in large-cap growth stocks such as MICROSOFT, INTEL, and GE--the same types of stocks that powered the S&P 500 during the period. This emphasis on quality growth stocks that we expect to buy and hold for the long term has enabled the equity portfolio to outperform the S&P 500 over the past year and since inception. (We want to emphasize, however, that given our growth bias and modest small-cap exposure, the equity portion of the fund is not directly comparable to the S&P 500.) We have made no major portfolio changes since our last report in August.

     [Pie chart with the following pieces: Investment-Grade Municipal Bonds 45%; Noninvestment-Grade Municipal Bonds 5%; Large-Cap Stocks 45%; Mid- and Small-Cap Stocks 3%; Other and Reserves 2%]

     Both stock selection and sector weighting contributed to our results over the past year, though sector selection has been a modest negative since inception. Our overweight position in technology--the largest sector at about 25% of stocks--boosted returns over the past year as high-tech led the market. Diversification is especially important in this dynamic sector, and our emphasis was on semiconductors, software, and communications equipment. Other core holdings in this area include CISCO SYSTEMS, a leader in computer networking that is benefiting enormously from the growth of the Internet. (See the Largest Holdings table on page 7.)

     Our second-largest sector is financial services, at about 17% of the stock portfolio. Here, top holdings include FANNIE MAE, FREDDIE MAC, and AMERICAN EXPRESS. In banking, we focused on companies that derive a substantial portion of revenues from fee income or that have strong niches. Examples include: BANK ONE, a strong player in credit cards following its acquisition of First USA; global giant CITIGROUP; and MELLON BANK, owner of Dreyfus mutual funds. We avoided companies that stress low-margin, traditional banking businesses. Health care is our third-largest sector, where we are also overweight compared with the S&P 500 and other growth funds. Our investments in this area are almost exclusively leaders in pharmaceutical research such as MERCK, PFIZER, and AMERICAN HOME PRODUCTS.

     The success of our equity investments is the result of a team effort. Stephen W. Boesel and William J. Stromberg, two of the firm's senior equity portfolio managers, have made valued contributions. In addition, the insights of
T. Rowe Price equity analysts have also greatly aided our ability to create and maintain a buy-and-hold portfolio that not only produces strong returns but also is extremely tax-efficient.

     For an investor in the top federal tax rate of 39.6%, the fund was 99% tax-efficient in the past year, reflecting no realized capital gains and a small taxable dividend distribution. (The tax-efficiency ratio is the relationship of the fund's after-tax return to its pretax return.) The fund has never made a capital gains distribution to shareholders despite its solid total return since inception.

     Overall, the fund's strategy fit very well with the type of market we experienced over the past 12 months. Large-cap growth stocks outperformed value and small-cap stocks, and municipal bonds outperformed corporates as a group, even on a before-tax basis. Our long duration was a benefit for much of the period as interest rates declined, and we successfully reduced duration and captured higher yields as we shifted modestly toward lower-quality bonds near year-end.

================================================================================
OUTLOOK
--------------------------------------------------------------------------------

     Despite the economy's strong momentum, we expect a decline in growth toward a more modest and sustainable level later this year. The Federal Reserve appears to have adopted a neutral monetary bias in the belief that the economy contains an equal measure of upside and downside risks. We believe the forces supporting low inflation will remain intact for the foreseeable future. Disinflation and deflation will continue to pose challenges for policymakers and businesses in the year ahead, as excess capacity, advancing technology, and consolidation erode pricing power.

     So far this year, decreasing municipal issuance, strong demand, and better-than-expected economic growth have helped tax-exempt bonds outperform Treasuries, where yields have continued to rise from last year's lows. As a result, municipal yields are no longer near parity with taxable yields. Overall, however, the taxable-equivalent yields available on tax-free bonds are still very appealing, and our outlook for bonds and especially tax-free securities is positive for the year ahead.

     Stocks are trading at historically high valuations, and we expect returns to moderate from those of the last four years. As the Dow approaches the 10000 level at this writing, it's easy to forget that six months ago, in the wake of the August 31 stock market plunge, the big question was whether the Dow would hold above 7500. The dramatic reversals of the past year demonstrate, in our view, that market timing is folly, and we intend to remain fully invested. All in all, the current environment is an excellent fit for a balanced, growth-oriented, and tax-efficient investment vehicle such as this one.

Respectfully submitted,

/s/

Mary J. Miller
Cochairman of the Investment Advisory Committee

/s/

Donald J. Peters
Cochairman of the Investment Advisory Committee

March 23, 1999
================================================================================

T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------
Portfolio Highlights
LARGEST HOLDINGS

                                         Percent of
                                         Net Assets
                                          2/28/99
                                          -------
STOCKS
------
Microsoft                                    1.6%
Intel                                        1.5
GE                                           1.2
Merck                                        1.1
Wal-Mart                                     1.0
Cisco Systems                                1.0
Pfizer                                       1.0
Hewlett-Packard                              0.9
Fannie Mae                                   0.9
Disney                                       0.9
------                                       ---
Total                                       11.1%

                                         Percent of
                                         Net Assets
                                          2/28/99
                                          -------
Illinois Health Facilities Authority         2.6%
New Jersey State Transportation
Trust Fund Authority                         2.5
Middlesex New Jersey Sewer Authority         1.7
Mississippi State Capital Improvements       1.6
Wisconsin Health &Education
Facilities Authority                         1.6
Piedmont Municipal Power Agency              1.6
Kalamazoo Health Facilities Authority        1.6
New York State Dormitory Authority           1.6
Detroit City School District                 1.6
Intermountain Power Agency                   1.6
--------------------------                   ---
Total                                       18.0%

================================================================================
T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------
Portfolio Highlights
SECTOR DIVERSIFICATION
----------------------

                                              Percent of              Percent of
                                              Net Assets              Net Assets
                                                 8/31/98                2/28/99
                                                 -------                -------
STOCKS
------
Technology                                         10%                      12%
Financial                                           7                        8
Health Care                                         8                        8
Consumer Services                                   7                        7
Consumer Nondurables                                6                        7
Business Services and Transportation                2                        2
Capital Equipment                                   2                        2
All Other                                           4                        2
Total                                              46%                      48%

BONDS AND RESERVES
------------------
Hospital Revenue                                   14%                       9%
General Obligation - Local                          6                        7
Nuclear Revenue                                     5                        5
Electric Revenue                                    6                        4
Lease Revenue                                       3                        4
Water and Sewer Revenue                             4                        3
Housing Finance Revenue                             2                        3
Ground Transportation Revenue                       3                        2
Life Care/Nursing Home Revenue                      2                        2
General Obligation - State                          -                        2
Escrowed to Maturity                                4                        2
Other Revenue                                       2                        2
All Other                                           2                        5
Reserves                                            1                        2
Total                                              54%                      52%

================================================================================
T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[SEC Chart Shown here]

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                           Since     Inception
Periods Ended 2/28/99                      1 Year      Inception          Date
---------------------                      ------      ---------          ----
Tax-Efficient Balanced Fund               14.45%         17.90%        6/30/97

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================
T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------
For a share outstanding throughout each period
Financial Highlights
                                                                       6/30/97
                                                                       Through
                                                     2/28/99           2/28/98
                                                     -------           -------
NET ASSET VALUE
---------------
Beginning of period                                  $11.34           $10.00
Investment activities
      Net investment income                            0.24*            0.15*
      Net realized and
      unrealized gain (loss)                           1.38             1.34
      Total from
      investment activities                            1.62             1.49
Distributions
      Net investment income                          (0.24)           (0.15)

NET ASSET VALUE
---------------
End of period                                        $12.72           $11.34
Ratios/Supplemental Data
Total return#                                        14.45%*          14.96%*+
Ratio of total expenses to
average net assets                                   1.00%*           1.00%*+
Ratio of net investment
income to average
net assets                                           2.03%*           2.31%*+
Portfolio turnover rate                              19.8%            12.5%
Net assets, end of period
(in thousands)                                   $  33,767       $   17,714
--------------------------------------------------------------------------------
# Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

* Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through 2/28/99.

+    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------
                                                               February 28, 1999
PORTFOLIO OF INVESTMENTS
                                                  Shares/Par            Value
                                                            In thousands
COMMON STOCKS  47.8%
FINANCIAL  8.1%
Bank and Trust  3.7%
Bank of New York                                           3,300  $        115
Bank One                                                   1,870           101
BankAmerica                                                1,900           124
Citigroup                                                  3,650           215
Mellon Bank                                                2,100           142
Northern Trust                                             2,200           197
State Street                                               2,100           161
Wells Fargo                                                5,100           187
                                                                         1,242
Life Insurance  0.1%
American General                                             600            44
                                                                            44
Other Insurance  1.0%
AMBAC                                                        700            39
American International Group                               1,925           220
Xl Capital                                                 1,000            61
                                                                           320
Mortgage Finance  1.7%
Fannie Mae                                                 4,400           308
Freddie Mac                                                4,400           259

                                                                           567
Miscellaneous Finance  1.6%
American Express                                           2,200           239
Charles Schwab                                             3,075           229
Franklin Resources                                         2,300            73
                                                                           541
Total Financial                                                          2,714

UTILITIES  1.2%
Telephone Services  1.2%
MCI WorldCom *                                             2,900           239
Vodafone ADR                                                 800           146
Total Utilities                                                            385

CONSUMER NONDURABLES  6.6%
Cosmetics  1.0%
Avon                                                       2,500  $        104
Procter & Gamble                                           2,600           233
                                                                           337
Beverages  1.3%
Coca-Cola                                                  4,300           275
PepsiCo                                                    4,600           173
                                                                           448
Food Processing  1.0%
General Mills                                                500            40
Heinz                                                      1,100            60
Pioneer Hi-Bred                                            1,500            35
Sara Lee                                                   2,200            60
Unilever N.V. ADR                                          1,000            72
Wrigley                                                      900            84
                                                                           351
Entertainment and Leisure  0.9%
Carnival (Class A)                                         3,200           142
Mattel                                                     5,400           143
                                                                           285
Textiles and Apparel  0.3%
NIKE (Class B)                                             1,900           102
                                                                           102
Soaps and Housewares  1.3%
Colgate-Palmolive                                          1,600           136
Gillette                                                   4,000           215
Kimberly-Clark                                             1,100            52
Ralston Purina                                             1,800            48
                                                                           451
Tobacco  0.4%
Philip Morris                                              3,200           125
                                                                           125
Liquor  0.4%
Anheuser-Busch                                             1,700           130
                                                                           130
Total Consumer Nondurables                                               2,229

CONSUMER SERVICES  6.7%
Media and Communications  2.2%
CBS *                                                      4,000  $        148
Clear Channel Communications *                             1,300            78
Disney                                                     8,300           292
Time Warner                                                3,600           232
                                                                           750
Retail - Food  0.9%
Albertson's                                                1,300            74
Safeway *                                                  1,600            92
Starbucks *                                                1,300            69
Sysco                                                      2,500            71
                                                                           306
Retail - All Other  1.4%
Bed Bath & Beyond *                                        1,800            53
Home Depot                                                 2,800           167
Tiffany & Company                                          2,800           160
Walgreen                                                   3,400           109
                                                                           489
Retail - General Department  1.2%
Dollar General                                             2,500            75
Wal-Mart                                                   3,900           337
                                                                           412
Hotels and Restaurants  0.3%
McDonald's                                                 1,100            93
                                                                            93
Publishing  0.7%
McGraw-Hill                                                2,000           219
                                                                           219
Total Consumer Services                                                  2,269

CONSUMER CYCLICALS  0.3%
Consumer Durables  0.3%
Williams-Sonoma *                                          3,200           109
Total Consumer Cyclicals                                                   109

TECHNOLOGY  11.9%
Electronics  3.6%
Altera *                                                   2,300      $    112
Intel                                                      4,200           504
Linear Technology                                          4,200           184
Maxim Integrated Products *                                4,700           195
Molex (Class A)                                            2,150            50
Texas Instruments                                          1,800           160
                                                                         1,205
Telecommunications Equipment  1.5%
LM Ericsson (Class B) ADR                                  4,300           112
Lucent Technologies                                        2,300           234
Motorola                                                   1,200            84
Tellabs *                                                  1,100            88
                                                                           518
Aerospace and Defense  0.2%
Boeing                                                     1,500            53
                                                                            53
Computer Services  0.3%
Automatic Data Processing                                  2,800           111
                                                                           111

Computer Software  2.7%
BMC Software *                                             1,500            61
Computer Associates                                        2,900           122
Microsoft *                                                3,600           540
Oracle *                                                   2,950           165
Sterling Commerce *                                        1,000            26
                                                                           914
Electronic Manufacturing Equipment  0.2%
Applied Materials *                                        1,300            72
                                                                            72
Computer Communications  1.0%
Cisco Systems *                                            3,375           330
                                                                           330
Business Machines  1.6%
Dell Computer *                                            2,000           160
Hewlett-Packard                                            4,700           313
Pitney Bowes                                               1,300            82
                                                                           555
Computer Peripherals  0.6%
EMC *                                                      1,100  $        113
Symbol Technologies                                        1,700            90
                                                                           203
Analytical Equipment  0.2%
Emerson Electric                                           1,000            58
                                                                            58
Total Technology                                                         4,019

CAPITAL EQUIPMENT  1.7%
Industrial Manufacturing  1.7%
Dover                                                      2,000            68
GE                                                         4,200           422
Illinois Tool Works                                        1,400            95
Total Capital Equipment                                                    585


BUSINESS SERVICES AND
TRANSPORTATION  2.0%
Service  1.4%
DeVry *                                                    2,400            60
Equifax                                                    1,400            53
Marsh & McLennan                                           2,450           173
Mutual Risk Management                                     1,400            51
Paychex                                                      700            30
Quintiles Transnational *                                  1,200            52
Robert Half International *                                1,150            41
                                                                           460
Advertising  0.6%
Interpublic Group                                          1,400           105
Omnicom                                                    1,600           106
                                                                           211
Total Business Services and Transportation                                 671

ENERGY  0.8%
Integrated Petroleum - International  0.7%
Exxon                                                      1,600           107
Mobil                                                      1,400           116
                                                                           223
Gas Utilities  0.1%
Enron                                                        800  $         52
                                                                            52
Total Energy                                                               275

PROCESS INDUSTRIES  0.5%
Specialty Chemicals  0.5%
PPG Industries                                             1,500            78
Rohm & Haas                                                1,500            47
Valspar                                                    1,500            49
Total Process Industries                                                   174

HEALTH CARE  8.0%
Drugs  7.6%
Abbott Laboratories                                        2,700           125
American Home Products                                     4,800           286
Amgen *                                                      800           100
Bristol-Myers Squibb                                       2,200           277
Cardinal Health                                              900            65
Eli Lilly                                                  1,700           161
Glaxo Wellcome ADR                                         1,500            96
Johnson & Johnson                                          2,600           222
McKesson                                                     740            50
Merck                                                      4,400           360
Novartis (CHF)                                                40            70
Pfizer                                                     2,500           330
Schering-Plough                                            2,400           134
SmithKline Beecham ADR                                     1,100            78
Warner-Lambert                                             1,700           118
Zeneca Group ADR                                           2,100            86
                                                                         2,558
Health Care (non-drug)  0.2%
Medtronic                                                  1,200            85
                                                                            85
HMO/Hospital Management  0.2%
IMS Health                                                 1,800            64
                                                                            64
Total Health Care                                                        2,707

Total Common Stocks (Cost  $11,513)                                     16,137


MUNICIPAL BONDS  52.0%
----------------------
ALABAMA  0.6%
Jefferson County Sewer, 5.75%, 2/1/27 (FGIC Insured)  $      200  $        214
Total Alabama (Cost  $200)                                                 214

ALASKA  1.2%
Anchorage, GO, 5.00%, 12/1/03                                400           420
Total Alaska (Cost  $421)                                                  420

CONNECTICUT  0.9%
Connecticut Dev. Auth., Mystic Marinelife Aquarium
       6.875%, 12/1/17                                       100           106
Mashantucket, 5.75%, 9/1/27                                  200           205
Total Connecticut (Cost  $295)                                             311


DISTRICT OF COLUMBIA  0.6%
District of Columbia Hosp., Medlantic Healthcare Group
       5.25%, 8/15/19 (MBIA Insured)                         200           203
Total District of Columbia (Cost  $188)                                    203

GEORGIA  1.4%
Municipal Electric Auth. of Georgia
       Zero Coupon, 1/1/09                                   585           349
       5.70%, 1/1/19 (MBIA Insured)                          100           109
Total Georgia (Cost  $440)                                                 458

HAWAII  0.8%
Hawaii Dept. of Budget and Finance, Hawaiian Electric
       4.95%, 4/1/12 (MBIA Insured)                          250           259
Total Hawaii (Cost  $250)                                                  259

ILLINOIS  6.2%
Chicago Water Revenue, Capital Appreciation
       Zero Coupon, 11/1/11 (FGIC Insured)                   500           275
Chicago Board of Ed., Chicago School Reform
       5.25%, 12/1/23 (FGIC Insured)                  $      500  $        516
Illinois EFA, Northwest Univ., 5.25%, 11/1/32                400           421
Illinois HFA
    Loyola Univ. Health, 6.00%, 7/1/14 (MBIA Insured)        300           339
    Riverside Health Systems, 6.00%, 11/15/18                500           533
Total Illinois (Cost  $2,024)                                            2,084

INDIANA  0.7%
Goshen, Greencroft Obligation Group, 5.75%, 8/15/28          250           240
Total Indiana (Cost  $246)                                                 240

LOUISIANA  1.5%
Calcasieu Parish IDA, Entergy Gulf States, 5.45%, 7/1/10     250           249
Jefferson Parish, GO, Drainage Improvement
       6.15%, 9/1/05 (FGIC Insured)                          250           274
Total Louisiana (Cost  $518)                                               523

MAINE  0.9%
Maine Housing Auth., Mortgage Purchase, 5.70%, 11/15/15      300           314
Total Maine (Cost  $301)                                                   314

MASSACHUSETTS  2.1%
Massachusetts HEFA, Southcoast Health System
       4.75%, 7/1/27 (MBIA Insured)                          500           466
Massachusetts Turnpike Auth., 5.00%, 1/1/37 (MBIA Insured)   250           241
Total Massachusetts (Cost  $691)                                           707

MICHIGAN  3.8%
Detroit City School Dist., 5.25%, 5/1/14                     500           529
Flint Hosp. Building Auth., Hurley Medical
     Center, 5.25%, 7/1/16                                   250           238
Kalamazoo HFA, Bronson Methodist Hosp., 5.50%, 5/15/12       500           532
Total Michigan (Cost  $1,276)                                            1,299

MINNESOTA  0.7%
Minneapolis, Walker Methodist Senior Services,
     5.875%, 11/15/18                                    $   250      $    251
Total Minnesota (Cost  $246)                                               251

MISSISSIPPI  1.6%
Mississippi, GO, Capital Improvements, 5.00%, 11/1/05        515           546
Total Mississippi (Cost  $541)                                             546

NEW JERSEY  5.3%
Middlesex County Utilities Auth., Sewer
       6.25%, 8/15/10 (MBIA Insured)                         500           585
New Jersey Economic Dev. Auth.,
     Franciscan Oaks, 5.75%, 10/1/23                         100            98
New Jersey Transportation Auth., Trust Fund
       4.50%, 6/15/00 (Escrowed to Maturity)                 300           305
       5.00%, 6/15/04                                        500           527
Newark, GO, School Qualified Bond Act
       5.30%, 9/1/11 (MBIA Insured)                          250           265
Total New Jersey (Cost  $1,748)                                          1,780

NEW YORK  8.8%
Dormitory Auth. of the State of New York
    Court Fac. Westchester County, 5.00%, 8/1/09             500           531
    State Univ. Ed. Fac., 5.40%, 5/15/23                     250           255
Long Island Power Auth.
       5.00%, 4/1/02                                         250           258
       5.25%, 12/1/26                                        250           251
New York City, GO
       VRDN (Currently 3.65%) (FGIC Insured)                 500           500
       7.50%, 2/1/01                                         100           107
       7.625%, 2/1/15 (Prerefunded 1/2/02+)                  235           264
New York State Urban Dev., Correctional Capital Fac.
       5.00%, 1/1/13                                         500           505
New York Thruway Auth., Local Highway and Bridge
       6.25%, 4/1/07 (Prerefunded 4/1/02+)                    40            44
North Hempstead, GO, 4.75%, 1/15/18 (FGIC Insured)           250           242
Total New York (Cost  $2,889)                                            2,957

NORTH DAKOTA  2.3%
Burleigh County, Medcenter One,
     5.00%, 5/1/06 (MBIA Insured)                      $     260       $   273
Oliver County PCR, Square Butte Electric Cooperative
       5.30%, 1/1/27 (AMBAC Insured)                         500           509
Total North Dakota (Cost  $767)                                            782

OHIO  0.3%
Columbus, GO, VRDN (Currently 2.75%)                         100           100
Total Ohio (Cost  $100)                                                    100

SOUTH CAROLINA  2.4%
Connector 2000 Assoc., Greenville Toll Road
       Zero Coupon, 1/1/09                                   500           288
Piedmont Municipal Power Agency
       5.25%, 1/1/09 (MBIA Insured)                          500           533
Total South Carolina (Cost  $816)                                          821


TENNESSEE  0.6%

Tennessee Housing Dev. Agency, Homeownership
       Zero Coupon, 7/1/16                                   500           192
Total Tennessee (Cost  $188)                                               192


TEXAS  0.9%

San Antonio Electric and Gas, 4.50%, 2/1/21                  325           300
Total Texas (Cost  $298)                                                   300


UTAH  1.6%

Intermountain Power Agency, 5.25%, 7/1/14 (MBIA Insured)     510           528
Total Utah (Cost  $522)                                                    528


VIRGINIA  3.1%

Harrisonburg Redev. & Housing Auth., 4.20%, 3/1/04           400           400
Henrico County IDA, Bon Secours Health
    St. Mary's Hosp., 6.00%, 8/15/16 (MBIA Insured)          185           210
Hopewell IDA, Westport Convalescent Center,
     6.00%, 10/1/06                                     $    145      $    152
Pocahontas Parkway Assoc., Toll Road,
     Zero Coupon, 8/15/18                                    900           279
Total Virginia (Cost  $1,023)                                            1,041

WASHINGTON  0.9%

Washington, GO, 5.375%, 9/1/02                               100           106
Washington HFA, Fred Hutchinson Cancer Research Center
       VRDN (Currently 3.60%)                                200           200
Total Washington (Cost  $303)                                              306


WEST VIRGINIA  0.6%

West Virginia Building Commission, GO, Lottery
       5.00%, 7/1/04 (MBIA Insured)                          190           200
Total West Virginia (Cost  $191)                                           200


WISCONSIN  2.2%

Nekoosa, Nekoosa Papers, 5.35%, 7/1/15                       200           197
Wisconsin HEFA, Childrens Hosp. of Wisconsin
       5.625%, 2/15/15 (AMBAC Insured)                       500           539
Total Wisconsin (Cost  $722)                                               736

Total Municipal Bonds  (Cost  $17,204)                                  17,572


Total Investments in Securities
99.8% of Net Assets (Cost  $28,717)                               $     33,709

Other Assets Less Liabilities                                               58

NET ASSETS                                                        $     33,767

    *  Non-income producing
    +  Used in determining portfolio maturity
  ADR  American Depository Receipt
AMBAC  AMBAC Indemnity Corp.
  CHF  Swiss Franc
  EFA  Educational Facility Authority
 FGIC  Financial Guaranty Insurance Company
   GO  General Obligation
 HEFA  Health & Educational Facility Authority
  HFA  Health Facility Authority
  IDA  Industrial Development Authority
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
 VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------
                                                           February 28, 1999
Statement of Assets and Liabilities
In thousands

ASSETS
------
Total investments in securities, at value (cost $28,717)           $  33,709
Securities lending collateral                                          2,631
Other assets                                                             249
Total assets                                                          36,589
Liabilities
Obligation to return securities lending collateral                     2,631
Other liabilities                                                        191
Total liabilities                                                      2,822

NET ASSETS                                                         $  33,767
Net Assets Consist of:
Accumulated net investment income - net of distributions           $      42
Accumulated net realized gain/loss - net of distributions               (500)
Net unrealized gain (loss)                                             4,992
Paid-in-capital applicable to 2,654,440 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                                       29,233

NET ASSETS                                                         $  33,767

NET ASSET VALUE PER SHARE                                          $   12.72

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
                                                                  In thousands
                                                                         Year
                                                                        Ended
                                                                      2/28/99
                                                                      -------
INVESTMENT INCOME
INCOME
      Interest                                                      $     651
      Dividend                                                            123
      Total income                                                        774
EXPENSES
      Custody and accounting                                               92
      Organization                                                         43
      Shareholder servicing                                                43
      Registration                                                         27
      Prospectus and shareholder reports                                   17
      Investment management                                                14
      Legal and audit                                                      11
      Directors                                                             6
      Miscellaneous                                                         2
      Total expenses                                                      255
Net investment income                                                     519
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
      Securities                                                         (426)
      Futures                                                               4
      Net realized gain (loss)                                           (422)
Change in net unrealized gain or loss on securities                     3,510
Net realized and unrealized gain (loss)                                 3,088
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $  3,607

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
                                                         In thousands
                                                     Year           6/30/97
                                                    Ended           Through
                                                  2/28/99           2/28/98
                                                  -------           -------
Increase (Decrease) in Net Assets
Operations
  Net investment income                     $        519     $        154
  Net realized gain (loss)                          (422)             (78)
  Change in net unrealized gain or loss            3,510            1,482
  Increase (decrease) in net assets
     from operations                               3,607            1,558
Distributions to shareholders
  Net investment income                             (536)            (144)
Capital share transactions *
  Shares sold                                     14,811           16,373
  Distributions reinvested                           450               95
  Shares redeemed                                 (2,293)            (270)
  Redemption fees received                            14                2
  Increase (decrease) in net assets
     from capital share transactions              12,982           16,200
Net Assets
Increase (decrease) during period                 16,053           17,614
Beginning of period                               17,714              100
                                                  ======              ===
End of period                               $     33,767     $     17,714
* Share information
  Shares sold                                      1,242            1,568
  Distributions reinvested                            38                9
  Shares redeemed                                   (188)             (25)
  Increase (decrease) in shares outstanding        1,092            1,552

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------
                                                               February 28, 1999
NOTES TO FINANCIAL STATEMENTS
================================================================================
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

     T. Rowe Price Tax-Efficient Balanced Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1997.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily, uninvested cash balances at the custodian are used to reduce the fund's custody charges. Effective June 30, 1998, the fund recognized in expense its remaining unamortized organization costs. Results of operations and net assets were not affected by this change, due to the expense limitation.

================================================================================
NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At February 28, 1999, the value of loaned securities was $2,532,000; aggregate collateral consisted of $2,631,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $17,566,000 and $4,894,000, respectively, for the year ended February 28, 1999.

================================================================================
NOTE 3 - FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 28, 1999, the fund has capital loss carryforwards for federal income tax purposes of $442,000, of which $17,000 expires in 2006, and $425,000 in 2007.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

================================================================================
 Undistributed net investment income                            $ 43,000
 Paid-in-capital                                                 (43,000)
================================================================================

    At February 28, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $28,717,000. Net unrealized gain aggregated $4,992,000 at period-end, of which $5,120,000 related to appreciated investments and $128,000 to depreciated investments.

================================================================================
NOTE 4 - RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $9,000 was payable at February 28, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.20% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At February 28, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 1.00%. Thereafter, through February 28, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.00%. Pursuant to this agreement, $119,000 of management fees were not accrued by the fund for the year ended February 28, 1999. Additionally, $81,000 of unaccrued management fees and expenses remains subject to reimbursement through February 28, 2001.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $98,000 for the year ended February 28, 1999, of which $8,000 was payable at period-end.

================================================================================
T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------
Tax Information (Unaudited) for the Tax Year Ended 2/28/99

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The  fund's   dividend   income   included   $398,000  which  qualified  as
exempt-interest dividends.

     For corporate shareholders, $97,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

================================================================================
T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------
Report of Independent Accountants

To the Board of Directors and Shareholders of
T. Rowe Price Tax-Efficient Balanced Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Tax-Efficient Balanced Fund, Inc. (the "Fund") at February 28, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland
March 17, 1999

================================================================================

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE

WITH YOUR EXISTING
FUND ACCOUNT, CALL:
shareholder service center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Small-Cap Value Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.       F19-050  2/28/99